As filed with the Securities and Exchange Commission on October 25, 2016
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY
Investment Company Act file number: 811-22770
NEUBERGER BERMAN MLP INCOME FUND INC.
(Exact Name of Registrant as Specified in Charter)
c/o Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
 (Address of Principal Executive Offices – Zip Code)
Registrant's telephone number, including area code: (212) 476-8800
Robert Conti, Chief Executive Officer and President
Neuberger Berman MLP Income Fund Inc.
c/o Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of Agents for Service)
Date of fiscal year end: November 30
Date of reporting period: August 31, 2016
Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to Rule 30b1-5 under the Investment Company Act of 1940 (“1940 Act”) (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

Schedule of Investments MLP Income Fund Inc. (Unaudited) 8/31/16

NUMBER OF SHARES		VALUE	†

Master Limited Partnerships and Related Companies (121.4%)

Coal & Consumable Fuels (8.8%)
1,923,061	Alliance Holdings GP, L.P.	$ 48,191,909	(a)

Leisure Facilities (9.1%)
860,000	Cedar Fair L.P.	50,052,000	(a)

Oil & Gas Storage & Transportation (98.6%)
900,000	American Midstream Partners LP	11,961,000	(a)
640,000	Antero Midstream Partners LP	17,638,400	(a)
270,000	DCP Midstream Partners, LP	8,847,900	(a)
26,322	Dominion Midstream Partners, LP	670,158	(a)
760,000	Energy Transfer Equity, L.P.	13,604,000	(a)
4,500,000	Energy Transfer Equity, L.P.	66,080,958	*(b)(d)
1,400,000	Energy Transfer Partners, L.P.	55,916,000	(a)
1,800,000	Enterprise Products Partners L.P.	47,520,000	(a)
460,000	EQT GP Holdings LP	11,541,400	(a)
396,000	EQT Midstream Partners, LP	31,129,560	(a)
440,000	MPLX LP	14,577,200	(a)
250,000	NuStar Energy L.P.	12,000,000	(a)
1,343,571	NuStar GP Holdings, LLC	32,635,340	(a)
1,060,000	ONEOK, Inc.	49,703,400	(a)
200,000	ONEOK Partners, L.P.	7,750,000	(a)
40,000	Shell Midstream Partners LP	1,218,800	(a)
500,000	Spectra Energy Corp	17,810,000	(a)
180,000	Spectra Energy Partners, LP	8,213,400	(a)
250,000	Sunoco Logistics Partners L.P.	7,400,000	(a)
240,000	Targa Resources Corp.	10,459,200	(a)
1,960,000	Teekay LNG Partners L.P.	25,342,800	(a)
1,546,000	Western Gas Equity Partners, LP	57,001,020	(a)
640,000	Western Gas Partners, LP	32,204,800	(a)
		541,225,336
Propane (1.6%)
116,000	AmeriGas Partners, L.P.	5,316,280	(a)
113,016	Suburban Propane Partners, L.P.	3,746,480	(a)
		9,062,760

Utilities (3.3%)
613,846	NextEra Energy Partners LP	17,881,334	(a)

Total Master Limited Partnerships and Related Companies (Cost $665,581,803)		666,413,339

Convertible Preferred Stock (3.8%)

Oil & Gas Storage & Transportation (3.8%)
4,500,000	Energy Transfer Equity, L.P., Preferred (Cost $1,575,000)	21,007,484	(b)(d)

Short-Term Investment (0.4%)
2,124,579	Invesco STIT Treasury Portfolio Money Market Fund Institutional Class, 0.22% (Cost $2,124,579)	2,124,579	(c)

Total Investments (125.6%) (Cost $669,281,382)		689,545,402	##
Other Assets Less Liabilities [(25.6%)]		(140,423,328)
Net Assets Applicable to Common Stockholders (100.0%)		$ 549,122,074

* Non-income producing security.
(a) All or a portion of this security is pledged with the custodian for loans payable.
(b)Security fair valued as of 8/31/2016 in accordance with procedures approved by the Fund's Board of Directors.  Total value of all such securities at 8/31/2016 amounted to $87,088,442, which represents 15.9% of net assets applicable to common stockholders of the Fund.

(c) Represents 7-day effective yield as of 8/31/2016.
(d) These securities have been deemed by the investment manager to be illiquid, and are restricted securities subject to restrictions on resale.  At 8/31/2016, these securities amounted to approximately $87,088,442, which represents 15.9% of net assets applicable to common stockholders.

Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of August 31, 2016	Fair Value Percentage of Net Assets as of August 31, 2016
Energy Transfer Equity, L.P.	3/16/2016	$ 57,957,425	15.0%	$ 66,080,958	12.1%
Energy Transfer Equity, L.P., Preferred	3/16/2016	1,575,000	0.2	21,007,484	3.8
		$ 59,532,425		$ 87,088,442	15.9%

See Notes to Schedule of Investments

Schedule of Investments MLP Income Fund Inc. (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Notes to Schedule of Investments), of inputs used to value the Fund's investments as of August 31, 2016:

Asset Valuation Inputs
Investments:	Level 1	Level 2	Level 3(a)	Total

Master Limited Partnerships and Related Companies
Coal & Consumable Fuels	$48,191,909	$-	$-	$48,191,909
Leisure Facilities	50,052,000	-	-	50,052,000
Oil & Gas Storage & Transportation	475,144,378	-	66,080,958	541,225,336
Propane	9,062,760	-	-	9,062,760
Utilities	17,881,334	-	-	17,881,334

Total Master Limited Partnerships and Related Companies	600,332,381	-	66,080,958	666,413,339
Convertible Preferred Stock
Oil & Gas Storage & Transportation	-	-	21,007,484	21,007,484
Short-Term Investment	-	2,124,579	-	2,124,579
Total Investments	$600,332,381	$2,124,579	$87,088,442	$689,545,402

(a)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

Investments in Securities:	Beginning balance as of 12/1/2015	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of 8/31/2016	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2016
Master Limited Partnerships and Related Companies
Oil & Gas Storage & Transportation	$-	$-	$-	$8,123,533	$-	$-	$57,957,425	$-	$66,080,958	$8,123,533
Convertible Preferred Stock
Oil & Gas Storage & Transportation	-	-	-	19,432,484	-	-	1,575,000	-	21,007,484	19,432,484
Total	$-	$-	$-	$27,556,017	$-	$-	$59,532,425	$-	$87,088,442	$27,556,017

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of August 31, 2016:

	Asset class	Fair value at 8/31/2016	Valuation techniques	Unobservable inputs	Range	Input Value	Impact to valuation from an increase in input
Energy Transfer Equity, L.P.	Master Limited Partnership and Related Companies	$0	Income Approach	Quarterly Cash Distribution Discount for Lack of Marketability	$0.285 -$0.285 7.8% - 7.8%	$0.285 7.8%	Increase Decrease

Energy Transfer Equity, L.P., Preferred	Convertible Preferred Stock	$0	Income Approach	Quarterly Cash Distribution Discount for Lack of Marketability	$0.285 - $0.285 7.8% - 7.8%	$0.285 7.8%	Increase Decrease

As of the period ended August 31, 2016, certain securities were transferred from one level (as of November 30, 2015) to another. Based on beginning of period market values as of December 1, 2015, approximately $85,230,000 was transferred from Level 1 to Level 3 due to the Fund's election to participate in a private placement offer in which the Fund agreed to restrict certain common shares in exchange for additional shares of restricted convertible preferred units.

Investments in Affiliates(a):

	Balance of Shares Held November 30, 2015	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2016	Value August 31, 2016	Distributions from Investments in Affiliated Issuers	Net Realized Gain (Loss) from Investments in Affiliated Issuers
American Midstream Partners LP(b)	1,762,311	-	862,311	900,000	$11,961,000	$1,392,000	(7,264,852)
CNX Coal Resources LP(b)	1,000,000	-	1,000,000	-	-	307,500	(7,497,379)
Southcross Energy Partners, L.P.(b)	1,800,000	-	1,800,000	-	-	-	(24,496,497)
Total					$11,961,000	$1,699,500	(39,258,728)
(a) Affiliated issuers, as defined in the Investment Company Act of 1940, as amended.
(b) At August 31, 2016, the issuers of these securities were no longer affiliated with the Fund.

August 31, 2016
Notes to Schedule of Investments
(Unaudited)

†
In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurement” (“ASC 820”), all investments held by Neuberger Berman MLP Income Fund Inc. (the “Fund”) are carried at the value that Neuberger Berman Investment Advisers LLC (“Management”) believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•	Level 3 – unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in equity securities (including master limited partnerships) and convertible preferred stock, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Fund’s Board of Directors (the “Board”) has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts (“ADRs”) and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

For information on the Fund’s significant accounting policies, please refer to the Fund’s most recent stockholder reports.

##
At August 31, 2016, the cost of investments for U.S. federal income tax purposes was $595,398,417.  Gross unrealized appreciation of investments was $335,973,166 and gross unrealized depreciation of investments was $241,826,181 resulting in net unrealized depreciation of $94,146,985 based on cost for U.S. federal income tax purposes.

For information on the Fund’s significant accounting policies, please refer to the Fund’s most recent stockholder reports.

Item 2. Controls and Procedures.
(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.
The certifications required by Rule 30a-2(a) of the 1940 Act are filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman MLP Income Fund Inc.

By:  /s/ Robert Conti
        Robert Conti
Chief Executive Officer and President

Date: October 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:  /s/ Robert Conti
        Robert Conti
Chief Executive Officer and President

Date: October 25, 2016

By:  /s/ John M. McGovern
        John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: October 25, 2016